                                 AssetMark Funds
                      Supplement dated July 13, 2006 to the
                        Prospectus dated October 28, 2005

AssetMark  Investment  Services,   Inc.   ("AssetMark")  and  AssetMark  Capital
Corporation, Inc. ("AssetMark Capital"), the investment advisor and distributor, respectively,  of the AssetMark Funds, have entered into a definitive  agreement with Genworth  Financial,  Inc.  ("Genworth")  pursuant to which  Genworth would acquire 100% ownership of AssetMark and AssetMark  Capital (the  "Transaction").
The  Transaction is expected to be completed in the third quarter of 2006, or as soon as practical thereafter.

Genworth, headquartered in Richmond, Virginia, is a leading insurance company in the United States and is expanding  globally,  with  operations in 24 countries.
Genworth serves the life and lifestyle protection, retirement income, investment and  mortgage  insurance  needs  of more  than 15  million  customers.  Genworth
Financial Asset Management, Inc. ("GFAM") is a wholly-owned, indirect subsidiary of Genworth.  GFAM,  together  with  Genworth  Financial  Trust  Company a trust company  located in Phoenix,  Arizona,  operates a managed  account program with
$3.9 billion in assets as of June 30, 2006.  Genworth and AssetMark entered into the  Transaction  with the  intention of  integrating  GFAM's  existing  managed investment account program into AssetMark's program, in order to create a market leader in high-growth, independent fee-based business.

The  Transaction  will result in the  automatic  termination  of the  investment advisory  agreement  between  AssetMark and AssetMark  Funds (the  "Trust"),  on behalf of each of its eight series (each a "Fund" and  together,  the  "Funds").
Completion  of the  Transaction  is  subject to  certain  conditions.  Among the conditions  are approval by the Board of Trustees of the Trust,  and approval by shareholders  of each  Fund,  of a new  investment  advisory  agreement  between
AssetMark and the Trust.

The Board of  Trustees  of the  Trust has  approved  a new  investment  advisory agreement  for  the  Trust  and  determined  to  present  the new  agreement  to shareholders for their approval. A meeting of the shareholders of record of each
Fund as of July 12, 2006 is scheduled to be held on or about September 19, 2006.
In advance of the  meeting,  shareholders  entitled to vote at the meeting  will receive  proxy  materials  discussing  the  Transaction  in  greater  detail and including,  among  other  information,  a form of the  proposed  new  investment advisory agreement.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE